EXHIBIT 24

                   DIRECTORS AND OFFICERS OF NSC CORPORATION
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY


The undersigned directors and officers of NSC Corporation, a Delaware corporation (the "Company"), do hereby make, constitute and appoint Victor J. Barnhart, J. Drennan Lowell, Efstathios A. Kouninis, and Paul C. Remus, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Exchange Act of 1934, as amended, the Company's Annual Report on Form 10-K, for the year ended December 31, 1996 and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any substitute.


This action may be executed in counterpart.

IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 28th day of March 1997.

/s/  VICTOR J. BARNHART                           /s/  EUGENE L. BARNETT
Victor J. Barnhart, Chairman of the Board         Eugene L. Barnett, Director
and Chief Executive Officer (Principal
Executive Officer)                                /s/  PAMELA K. M. BEALL
                                                  Pamela K. M. Beall, Director
/s/  DARRYL G. SCHIMECK
Darryl G. Schimeck, President and Chief           /s/  ROBERT J. BLACKWELL
Operating Officer                                 Robert J. Blackwell, Director

/s/  J. DRENNAN LOWELL                            /s/  HERBERT A. GETZ
J. Drennan Lowell, Vice President, Chief          Herbert A. Getz, Director
Financial Officer, Treasurer and Secretary
(Principal Financial Officer)                     /s/  WILLIAM P. HULLIGAN
                                                  William P. Hulligan, Director
/s/  EFSTATHIOS A. KOUNINIS
Efstathios A. Kouninis, Corporate                 /s/  WILLIAM M. R. MAPEL
Controller (Principal Accounting Officer)         William M. R. Mapel, Director

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